SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: February 6, 1998



                               GENERAL MILLS, INC.
                           (Exact Name of Registrant)


                                    Delaware
                            (State of Incorporation)



No. 1-1185                                            No. 41-0274440
(Commission File Number)                     (IRS Employer Identification No.)



       Number One General Mills Boulevard (Mail: P.O. Box 1113, Zip 55440)
                          Minneapolis, Minnesota 55426
                     (Address of principal executive office)


                   Registrant's Telephone No.: (612) 540-2311

ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits.

      4. Form of Note for $100,000,000 5.82% REset Put Securites ("REPS"), constituting a tranche of Medium-Term Notes, Series E.





                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL MILLS, INC.



                                       By:  /s/ Ivy S. Bernhardson
                                            Ivy S. Bernhardson
                                            Vice President, Corporate Secretary
                                               and Associate General Counsel


Dated:  February 6, 1998